                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12


                              DIGITAL IMPACT, INC.
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                          [DIGITAL IMPACT, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on July 31, 2001

To our stockholders:

     Our 2001 annual meeting of stockholders will be held at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California on July 31, 2001. The meeting will begin at 1:00 p.m. local time for the following purposes:

          1. The election of one Class II director to serve for the ensuing three years and until her successor is duly elected and qualified;

          2. The ratification of the reappointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 31, 2002; and

          3. To transact such other business as may properly come before our annual meeting and any adjournment(s) or postponement(s) thereof.

     The foregoing matters are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on June 15, 2001 are entitled to notice of and to vote at our annual meeting.

     All stockholders are cordially invited to attend our annual meeting in person. However, to ensure your representation at our annual meeting, you are urged to complete, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending our annual meeting may vote in person, even though he or she has previously returned a proxy.

                                          By Order of the Board of Directors,

                                          /s/ KENNETH HIRSCHMAN
                                          Kenneth Hirschman
                                          Vice President, General Counsel and
                                          Secretary
June 25, 2001

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                              DIGITAL IMPACT, INC.
                           177 BOVET ROAD, SUITE 200
                          SAN MATEO, CALIFORNIA 94402
                                 (650) 356-3400
                            ------------------------

                          PROXY STATEMENT FOR THE 2001
                         ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement is being furnished by our board of directors to holders of our common stock in connection with the solicitation of proxies for use at our annual meeting to be held on Tuesday, July 31, 2001 at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California, commencing at 1:00 p.m. local time and at any adjournment or postponement thereof. The purposes of our annual meeting are set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to our stockholders on or about June 25, 2001.

THE PROXY

     The persons named as proxyholders were selected by our board of directors and are officers of Digital Impact. The proxyholders will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted:

          FOR the election of the director nominated by the board of directors; and

          FOR the ratification of the reappointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 31, 2002.

     We will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, proxies may be solicited from our stockholders by our directors, officers and employees in person or by telephone, telegram or other means of communication. Our directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with any such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by these parties and for reimbursement of their reasonable expenses incurred in connection with forwarding these materials.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with our Secretary, at or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the annual meeting or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of the proxy). Any written notice of revocation or subsequent proxy should be delivered to our Secretary at the address set forth above at or before the taking of the vote at the annual meeting.

VOTING SECURITIES AND VOTING RIGHTS

     Our board of directors has fixed the close of business on June 15, 2001 as the record date for the determination of the stockholders entitled to notice of and to vote at our annual meeting. As of the record date, there were outstanding and entitled to vote 28,835,846 shares of common stock, constituting all of our voting stock, and approximately 4,500 holders of record of our common stock. Each holder of record of our common stock on the record date is entitled to one vote per share at our annual meeting, which may be cast either in person or by properly executed proxy.

     A plurality of the shares present in person or represented by proxy at the meeting entitled to vote at our annual meeting and actually cast will elect the one director nominated for election this year. For the approval of all other matters submitted to a vote of stockholders, a quorum must be present and the matter must receive the affirmative vote of a majority of the votes cast (which shares voting affirmatively must also constitute a majority of the required quorum).

     A complete list of stockholders entitled to vote at our annual meeting will be available for inspection by any stockholder for any purpose germane to our annual meeting for ten days prior to our annual meeting during ordinary business hours at our headquarters located at 177 Bovet Road, Suite 200, San Mateo, CA 94402. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at our annual meeting is necessary to constitute a quorum at our annual meeting.

     Shares of our common stock represented in person or by proxy will be counted for the purpose of determining whether a quorum is present at our annual meeting. Shares which abstain from voting, and shares held by a broker nominee in "street name" which indicates on a proxy that it does not have discretionary authority to vote as to a particular matter, will be treated as shares that are present and entitled to vote at our annual meeting for purposes of determining whether a quorum exists, but will not be considered as votes cast. Although not considered as votes cast, broker non-votes may prevent a proposal from receiving the affirmative vote of a majority of the required quorum and, in that case, would have the same effect as votes against the proposal.

     All shares of our common stock which are entitled to vote and are represented at our annual meeting by properly executed proxies received prior to or at the meeting and not revoked will be voted at the meeting in accordance with the instructions indicated on the proxies. If no instructions are indicated (other than in the case of broker non-votes), the proxies will be voted as recommended by our board of directors.

     If any other matters are properly presented at our annual meeting for consideration, including, among other things, consideration of a motion to adjourn or postpone the meeting to another time or place (including, without limitation, for the purposes of soliciting additional proxies), the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their judgment.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

DIRECTORS AND NOMINEE FOR DIRECTOR

     Our bylaws state that the authorized number of directors shall be established by resolution of our board of directors or by an amendment to the bylaws duly adopted by our board of directors or stockholders. Currently, our authorized number of directors is five. Our certificate of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, a portion of the board of directors will be elected each year. To implement the classified structure, prior to the consummation of our initial public offering in November 1999, two directors were elected to a one-year term, one was elected to a two-year term and two were elected to a three-year term. In this election and in all future elections, directors will be elected to serve for three years and until their successors are duly elected and qualified. Ruthann Quindlen is the Class II director whose term will expire at our 2001 annual meeting. Michael Brown and William Park are Class III directors whose term will expire at our 2002 annual meeting. Gerardo Capiel and Warren Packard are Class I directors whose term will expire at our 2003 annual meeting.

  CLASS    EXPIRATION OF TERM    BOARD MEMBERS
  -----    ------------------    -------------
Class I..  2003 Annual Meeting  Gerardo Capiel
                                Warren Packard
Class      2001 Annual Meeting  Ruthann Quindlen
  II.....
Class      2002 Annual Meeting  Michael Brown
  III....                       William Park

     Our board of directors has nominated Ruthann Quindlen to serve for an additional three years and until her successor is duly elected and qualified. The persons named as proxies in the enclosed form of proxy intend to vote your proxy for the re-election of Ms. Quindlen, unless otherwise directed. If, contrary to our expectations, Ms. Quindlen should become unavailable for any reason, votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the board of directors. There are no family relationships among any of our directors, officers or key employees.

       OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RE-ELECTION OF MS. QUINDLEN TO OUR BOARD OF DIRECTORS.

NOMINEE

                NAME                   CLASS    AGE     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                   -----    ---     --------------------------------------------
Ruthann Quindlen.....................    II     47     Ruthann Quindlen has served as a member of our
                                                       board of directors since November 1998. Since
                                                       June 1994, Ms. Quindlen has been a general
                                                       partner of Institutional Venture Partners, a
                                                       venture capital investment firm. Ms. Quindlen
                                                       serves on the board of directors of several
                                                       private companies. Ms. Quindlen holds a B.S.
                                                       from Georgetown University and an M.B.A. from
                                                       the Wharton School of the University of
                                                       Pennsylvania.
CONTINUING DIRECTORS
Michael Brown........................   III     42     Michael Brown has served as a member of our
                                                       board of directors since September 1999. Mr.
                                                       Brown also serves as Chief Executive Officer of
                                                       Quantum Corporation, a data storage company, a
                                                       position he has held since September 1995. In
                                                       May 1998, Mr. Brown was also appointed Chairman
                                                       of the board of directors of Quantum. Mr. Brown
                                                       also serves on the board of directors of Maxtor
                                                       Corporation, an information storage company.
                                                       Mr. Brown holds a B.A. in economics from
                                                       Harvard University and an M.B.A. from Stanford
                                                       University.
William Park.........................   III     33     William Park has served as our Chief Executive
                                                       Officer since July 1999 and serves as President
                                                       and Chairman of our board of directors,
                                                       positions he has held since he co-founded
                                                       Digital Impact in October 1997. From July 1996
                                                       until November 1996, Mr. Park was Director of
                                                       Profile Marketing for NetAngels, an internet
                                                       company focused on web personalization
                                                       technologies. From 1989 to 1994, Mr. Park held
                                                       a variety of marketing positions at ZAI*NET
                                                       Software, Inc., an enterprise software company,
                                                       where he became Vice President of Marketing in
                                                       1993. Mr. Park holds a B.A. from the University
                                                       of Pennsylvania and an M.B.A. from Stanford
                                                       University.
Gerardo Capiel.......................     I     32     Gerardo Capiel has served as our Chief
                                                       Technology Officer and as a member of our board
                                                       of directors since he co-founded Digital Impact
                                                       in October 1997. From August 1996 to August
                                                       1997, Mr. Capiel was Director of
                                                       Internet/Internet Solutions for Altro
                                                       Solutions, an information technology and
                                                       business process consulting firm. Mr. Capiel
                                                       holds a B.S. in engineering systems and
                                                       computation from the Massachusetts Institute of
                                                       Technology and an M.B.A. from Stanford
                                                       University.

                NAME                   CLASS    AGE     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
                ----                   -----    ---     --------------------------------------------
Warren Packard.......................     I     33     Warren Packard has served as a member of our
                                                       board of directors since March 1998. Mr.
                                                       Packard is a partner of Draper Fisher
                                                       Jurvetson, a venture capital investment firm,
                                                       with which he has been associated since June
                                                       1997. From January 1996 to June 1997, Mr.
                                                       Packard founded and served as the Vice
                                                       President of Business Development of Angara
                                                       E-Commerce Services, a provider of hosted
                                                       marketing optimization applications. From June
                                                       1996 to January 1997, Mr. Packard was an
                                                       associate at Institutional Venture Partners.
                                                       Mr. Packard serves on the board of directors of
                                                       several private companies. Mr. Packard holds a
                                                       B.S. and M.S. in mechanical engineering and an
                                                       M.B.A. from Stanford University.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     Our board of directors held five meetings during the fiscal year ended March 31, 2001 and acted four times by unanimous written consent. Our board of directors has an audit committee, a compensation committee and a nominating committee.

     Our audit committee currently consists of Ms. Quindlen, Mr. Packard and Mr. Brown. The audit committee assists management in the establishment and supervision of the our financial controls, evaluates the scope of our annual audit, reviews audit results, consults with management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. During the fiscal year ended March 31, 2001, our audit committee met four times and acted once by unanimous written consent. Mr. Brown was appointed to our audit committee on May 7, 2001. Ms. Quindlen and Mr. Packard have been members of our audit committee since its inception in 1999.

     Our compensation committee currently consists of Ms. Quindlen and Mr. Brown. Our compensation committee establishes salaries, incentives and other forms of compensation for officers and other employees. This committee also administers our incentive compensation and benefit plans. During the fiscal year ended March 31, 2001, our compensation committee met five times and acted once by unanimous written consent.

     On May 7, 2001, our board of directors established a nominating committee consisting of Ms. Quindlen, Mr. Brown and Mr. Packard. The members of the nominating committee are "independent" within the meaning of the listing standards for The Nasdaq Stock Market. The nominating committee is responsible for seeking, screening and recommending for nomination candidates for election to the board of directors. In so doing, the nominating committee may evaluate a candidate's decision-making abilities, business experience, relevant expertise, personal integrity and reputation. Names of prospective candidates for election to the board of directors may be submitted to our Secretary for referral to the nominating committee. Any stockholder who wishes to make a nomination for election to the board of directors at an annual or special meeting for the election of directors must comply with procedures set forth in our bylaws. Because the nominating committee was recently formed, it did not hold any meetings during the last fiscal year.

     No director attended fewer than 75% of the aggregate number of meetings of the board of directors and meetings of the committees of the board on which such director served during the fiscal year ended March 31, 2001.

COMPENSATION OF DIRECTORS

     Directors do not currently receive any cash compensation from us for their service as members of our board of directors. Directors who are employees of Digital Impact are eligible to participate in our equity incentive programs. Directors who are not employees of Digital Impact are eligible to participate in our 1999 director option plan. Our 1999 director option plan generally provides for an automatic initial grant of an option to purchase 20,000 shares of our common stock to each non-employee director on the date on which a person first becomes a non-employee director.

     After the initial grant, a non-employee director will be granted a subsequent option to purchase 5,000 shares of our common stock each year on the date of our annual meeting of stockholders, if on such date the non-employee director has served as a director for at least six months. These grants have a term of ten years. Each initial option grant will vest as to 25% of the shares issuable under the option on each of the first four anniversaries of its date of grant and each subsequent option grant will be fully vested at the time of grant. The exercise price of all options granted under our 1999 director option plan is 100% of the fair market value per share of our common stock on the date of grant.

     Mr. Packard and Ms. Quindlen waived their rights to grants under the 1999 director option plan. Mr. Brown, who served on our board of directors prior to our adoption of the 1999 director option plan, was previously granted 30,000 non-qualified stock options under our 1998 stock plan and did not receive a separate initial grant of 20,000 options under our 1999 director option plan. Mr. Brown received a grant of 5,000 fully vested options pursuant to the terms of this plan as of the date of our 2000 annual meeting.

                                 PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Our board of directors has selected PricewaterhouseCoopers LLP to audit our financial statements for our fiscal year ending March 31, 2002. This nomination is being presented to the stockholders for ratification at our annual meeting. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR OUR FISCAL YEAR ENDING MARCH 31, 2002.

AUDIT FEES

     Audit fees billed to us by PricewaterhouseCoopers LLP for our fiscal year ended March 31, 2001 for the audit of our annual financial statements and the review of those financial statements included in our quarterly reports on Form 10-Q totaled $222,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     We did not engage PricewaterhouseCoopers LLP to provide advice regarding financial information systems design and implementation during our fiscal year ended March 31, 2001.

ALL OTHER FEES

     Fees billed to us by PricewaterhouseCoopers LLP for our fiscal year ended March 31, 2001 for all other non-audit services, including tax-related services, totaled $471,225.

     The audit committee believes that PricewaterhouseCoopers LLP's provision of information technology services and other non-audit services is compatible with the requirement of maintaining its independence.

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of PricewaterhouseCoopers LLP, our audit committee and our board of directors will reconsider whether to retain PricewaterhouseCoopers LLP. Even if the selection of PricewaterhouseCoopers LLP is ratified, our board of directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our best interest and in the best interest of stockholders.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The audit committee currently consists of Ruthann Quindlen, Warren Packard and Michael Brown. Each member is an independent director in accordance with the Nasdaq National Market audit committee requirements. The audit committee assists management in the establishment and supervision of our financial controls, evaluates the scope of our annual audit, reviews audit results, consults with management and our independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs.

     In addition, the audit committee oversees a comprehensive system of internal controls to ensure the integrity of the financial reports and compliance with laws, regulations, and corporate policies, and recommends resolutions for any dispute that may arise between management and the auditors. Consistent with this oversight responsibility, the audit committee has reviewed and discussed with management the audited financial statements for the fiscal year ended March 31, 2001. PricewaterhouseCoopers LLP, Digital Impact's independent auditors for the fiscal year ended March 31, 2001, issued their unqualified report dated April 25, 2001 on Digital Impact's financial statements.

     The audit committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, "Communication with Audit Committees." The audit committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has conducted a discussion with PricewaterhouseCoopers LLP relative to its independence. The audit committee has considered whether PricewaterhouseCoopers LLP's provision of non-audit services is compatible with its independence. The audit committee has a charter, a copy of which is attached as Appendix A.

     Based on these reviews and discussions, the audit committee recommended to our board of directors that its audited financial statements for the fiscal year ended March 31, 2001 be included in its Annual Report on Form 10-K.

                                          Ruthann Quindlen
                                          Warren Packard
                                          Michael Brown

                         BENEFICIAL OWNERSHIP OF SHARES

     The following table shows information regarding the beneficial ownership of our common stock as of May 10, 2000 by the following individuals or groups:

     - each person or entity who is known by us to own beneficially more than 5% of our outstanding common stock;

     - each of our executive officers named in the summary compensation table;

     - each of our directors; and

     - all current directors and executive officers as a group.

     Unless otherwise indicated, and except for any rights these persons' spouses may have, the persons listed below have sole voting and investment power for shares of our common stock shown as beneficially owned by them. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and generally includes voting or investment power for the shares. Percentage of beneficial ownership is based on 28,532,899 shares of common stock outstanding as of May 10, 2001. Each beneficial owner's share ownership and percentage ownership information assumes the exercise or conversion of all options, warrants and other convertible securities held by such person that are exercisable or convertible within 60 days following May 10, 2001. Except as otherwise noted, the address of each person listed is c/o Digital Impact, Inc., 177 Bovet Road, Suite 200, San Mateo, California 94402.

                                                                    PERCENTAGE OF     OPTIONS EXERCISABLE
                                               NUMBER OF SHARES        SHARES            WITHIN 60 DAYS
              NAME AND ADDRESS                BENEFICIALLY OWNED     OUTSTANDING     FOLLOWING MAY 10, 2001
              ----------------                ------------------    -------------    ----------------------
Entities affiliated with Institutional
  Venture Partners..........................       4,781,160            16.8%                    --
  3000 Sand Hill Road
  Building 2, Suite 290
  Menlo Park, CA 94025
Entities affiliated with Draper Fisher
  Jurvetson.................................       4,725,790            16.6%                    --
  400 Seaport Court, Suite 250
  Redwood City, CA 94063
Gilder Gagnon Howe & Co., LLC...............       1,440,235             5.0%                    --
  1775 Broadway, 26th Floor
  New York, NY 10019
William Park................................       3,650,721            12.8%                    --
Gerardo Capiel..............................       2,061,892             7.2%                    --
David Oppenheimer...........................         375,885             1.3%               297,500
David Kleinberg.............................          37,394                *                29,166
Ron Rasmussen...............................         274,954             1.0%                    --
Ruthann Quindlen............................       4,794,160            16.8%                    --
Warren Packard..............................       4,755,790            16.7%                    --
Michael Brown...............................          35,000                *                35,000
James Wahlstrom.............................              --               --                    --
All current directors and executive officers
  as a group (8 persons)....................      15,985,796            55.3%               361,666

---------------
* Less than 1% of the outstanding shares of our common stock.

     The shares listed above for entities affiliated with Institutional Venture Partners consist of 4,660,032 shares held by Institutional Venture Partners VIII, L.P., 70,128 shares held by IVM Investment Fund VIII, LLC, 15,828 shares held by IVM Investment Fund VIII-A, LLC and 35,172 shares held by IVP Founders Fund I, L.P. Ruthann Quindlen, a member of our board of directors, is a general partner of Institutional Venture Partners. The shares listed above for Draper Fisher Jurvetson consist of 4,301,986 shares held by Draper Fisher Associates Fund IV, L.P., 323,804 shares held by Draper Fisher Partners IV, L.L.C. and

100,000 shares owned by Steve Jurvetson, a general partner of Draper Fisher Jurvetson. Warren Packard, a member of our board of directors, is a general partner of Draper Fisher Jurvetson.

     The shares listed above for Warren Packard and Ruthann Quindlen include all shares beneficially owned by entities affiliated with Draper Fisher Jurvetson and entities affiliated with Institutional Venture Partners, respectively, but Mr. Packard and Ms. Quindlen disclaim beneficial ownership of the shares held by these entities except to the extent of their pecuniary interest in these entities. In addition, Mr. Packard and Ms. Quindlen have sole voting and investment power over 30,000 shares and 13,000 shares, respectively.

     The number of shares listed above for Gilder Gagnon Howe & Co., LLC is based on that company's Form 13F, which it filed with the Securities and Exchange Commission on May 14, 2001.

     A portion of the shares listed above for William Park and Gerardo Capiel are subject to a repurchase option in favor of the Company which lapses over a four-year period that commenced in November 1997.

     The shares listed above for William Park include 360,000 shares held by Mr. Park as trustee of the William C. Park Annuity Trust I, and 180,000 shares held by Mr. Park as trustee of the William C. Park Annuity Trust II. Both trusts are for the benefit of Mr. Park's family and expire in November 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Our directors, executive officers, and any persons holding more than ten percent of our common stock are required to report to the Securities and Exchange Commission their initial ownership of our equity securities and any subsequent changes in that ownership. We believe that during our fiscal year ended March 31, 2001, our officers, directors and holders of more than 10 percent of our common stock filed all Section 16(a) reports on a timely basis.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth for the periods presented compensation paid to, earned by or awarded to our chief executive officer and our four other most highly compensated executive officers in our fiscal year ended March 31, 2001. In addition, the table also sets forth compensation paid to a former executive officer who would have been among the five most highly compensated executive officers, but for the fact that he ceased to be an executive officer in March 2001. These officers are referred to as the named executive officers throughout this Proxy Statement. David Oppenheimer and Ron Rasmussen joined us during the fiscal year ended March 31, 2000. David Kleinberg and James Wahlstrom joined us during the fiscal year ended March 31, 2001. The footnotes to the table provide additional information concerning our compensation and benefit programs.

     In this proxy statement, references to our fiscal year 2001 mean our fiscal year ended March 31, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                     COMPENSATION
                                                 ANNUAL          ---------------------
                                              COMPENSATION       RESTRICTED SECURITIES
                                           ------------------     STOCK     UNDERLYING    ALL OTHER
                                            SALARY     BONUS      AWARDS    OPTIONS       COMPENSATION
   NAME AND PRINCIPAL POSITION      YEAR     ($)        ($)       ($)(1)      (#)            ($)
----------------------------------  ----   --------   -------    --------   ----------    ------------
William Park......................  2001   $216,873        --    $100,500         --              --
  Chief Executive Officer           2000    148,956   $50,000          --         --              --
                                    1999     83,333        --          --         --              --
Gerardo Capiel....................  2001    191,843        --      34,840         --        $ 93,317(2)
  Chief Technology Officer          2000    138,590    40,000          --         --         126,661(3)
                                    1999     87,500        --          --         --              --
David Oppenheimer.................  2001    231,951        --      89,780    120,000              --
  Sr. Vice President, Finance,      2000    150,865    40,000          --    275,000              --
  Chief Financial Officer and
  Treasurer
Ron Rasmussen.....................  2001    200,186        --      40,200     70,000              --
  Sr. Vice President, Engineering   2000     76,955    18,000          --    202,500              --
  and Operations
David Kleinberg...................  2001     81,030        --      13,400    200,000          30,000(4)
  Sr. Vice President, Marketing
James Wahlstrom...................  2001    209,365        --          --    250,000(5)           --
  Former Sr. Vice President,
  Worldwide Field Operations

---------------
(1) All grants of restricted stock set forth in this table were 50% vested on the date of grant and the remaining 50% are scheduled to vest on September 16, 2001. To the extent we pay dividends on our common stock, holders of restricted stock will be eligible to receive those dividends. The following table sets forth the total number of shares of restricted stock awarded to each named executive officer. These numbers also represent each named executive officer's aggregate restricted stock holdings as of the end of our fiscal year ended March 31, 2001. Because the grants were made on the last trading day of our most recently completed fiscal year, the value of the aggregate restricted stock holdings of each named executive officer at the end of the fiscal year is the same as that set forth in the table above.

                                                 TOTAL NUMBER OF SHARES OF
                                                 RESTRICTED STOCK AWARDED
            NAMED EXECUTIVE OFFICER                      (SHARES)
            -----------------------              -------------------------
William Park...................................           75,000
Gerardo Capiel.................................           26,000
David Oppenheimer..............................           67,000
Ron Rasmussen..................................           30,000
David Kleinberg................................           10,000

(2) Represents repayment of a loan by us on behalf of Mr. Capiel and our reimbursement of taxes incurred by Mr. Capiel in connection with this loan repayment. As a result, Mr. Capiel was awarded fewer shares of restricted stock (as set forth in the table above) than he would have had we not repaid this loan on his behalf.

(3) Represents the value of 270,000 shares of our common stock issued to Mr. Capiel and our reimbursement of taxes incurred by Mr. Capiel in connection with this issuance.

(4) Represents a signing bonus paid to Mr. Kleinberg upon joining our management team.

(5) Mr. Wahlstrom resigned his employment with us effective March 27, 2001. All of his stock options have expired.

STOCK OPTIONS

     The following tables set forth certain information regarding stock options granted to, exercised by and held by the named executive officers.

                    OPTIONS GRANTED IN THE LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE VALUE
                                               -------------------------                  AT ASSUMED ANNUAL RATES
                                  NUMBER OF                                                   OF STOCK PRICE
                                    SHARES     PERCENTAGE OF                              APPRECIATION FOR OPTION
                                  UNDERLYING   TOTAL OPTIONS   EXERCISE                           TERM(2)
                                   OPTIONS      GRANTED TO     PRICE PER   EXPIRATION   ---------------------------
              NAME                 GRANTED     EMPLOYEES(1)      SHARE        DATE          5%             10%
              ----                ----------   -------------   ---------   ----------   -----------   -------------
William Park....................        --           --             --            --           --              --
Gerardo Capiel..................        --           --             --            --           --              --
David Oppenheimer(3)............    60,000          1.1%         $6.69       9/21/10     $252,438      $  639,728
                                    60,000          1.1%          1.94      12/26/10       73,203         185,512
Ron Rasmussen(4)................    25,000          0.4%          8.00       5/23/10      125,779         318,748
                                    20,000          0.4%          6.69       9/21/10       84,146         213,243
                                    25,000          0.4%          1.94      12/26/10       30,501          77,297
David Kleinberg(5)..............   200,000          3.5%          1.94      12/26/10      244,011         618,372
James Wahlstrom(6)..............   175,000          3.1%          8.00       5/23/10      880,452       2,231,239
                                    25,000          0.4%          6.69       9/21/10      105,183         266,553
                                    50,000          0.9%          1.94      12/26/10       61,003         154,593

---------------
(1) The percentages in the table above are based on a total of 5,696,830 shares issuable under options granted by us during the fiscal year ended March 31, 2001. The options in the table were granted under our 1998 stock plan with exercise prices equal to the fair market value of the underlying common stock on the date of grant.

(2) These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock.

(3) Mr. Oppenheimer's first grant of 60,000 options vests in 48 equal monthly installments. Mr. Oppenheimer's second grant of 60,000 options vests in four equal installments on each of February 1, May 1, August 1 and November 1, 2001.

(4) Mr. Rasmussen's first grant of 25,000 options was scheduled to vest 25% on the first anniversary of the date of grant and then in equal monthly installments over the following three years. Mr. Rasmussen's grant of 20,000 options was scheduled to vest in 48 equal monthly installments. Mr. Rasmussen's second grant of 25,000 options was scheduled to vest in four equal installments on each of February 1, May 1, August 1 and November 1, 2001. On April 16, 2001, Mr. Rasmussen exchanged all of his outstanding stock options for a grant of 272,500 shares of restricted stock. Mr. Rasmussen's restricted stock, which had a value of approximately $320,000 and which was approximately 17% vested at the time of grant, will vest over three years at the rate of approximately 7% per quarter.

(5) Mr. Kleinberg's grant of 200,000 options vests 12.5% after his first six months of employment with us and then in equal monthly installments over the following 42 months.

(6) Mr. Wahlstrom's grant of 175,000 options was scheduled to vest 6.25% after his first three months of employment with us and then in equal monthly installments over the following 45 months. Mr. Wahlstrom's grant of 25,000 options was scheduled to vest in 48 equal monthly installments. Mr. Wahlstrom's grant of 50,000 options was scheduled to vest in four equal installments on each of February 1, May 1, August 1 and November 1, 2001. Mr. Wahlstrom resigned his employment with us effective March 27, 2001 and immediately forfeited all of his unvested stock options. All of his stock options have since expired.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                   SHARES                  OPTIONS AT MARCH 31, 2001     OPTIONS AT MARCH 31, 2001
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                 EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------   -----------   -------------
William Park...................      --          --              --             --          --             --
Gerardo Capiel.................      --          --              --             --          --             --
David Oppenheimer..............      --          --         277,500         97,500          --             --
Ron Rasmussen(1)...............      --          --          80,468        192,032          --             --
David Kleinberg................      --          --              --        200,000          --             --
James Wahlstrom(2).............      --          --          52,083             --          --             --

---------------
(1) In April 2001, Mr. Rasmussen exchanged all of his outstanding stock options for a grant of 272,500 shares of restricted stock vesting over a three-year period.

(2) Mr. Wahlstrom resigned his employment with us effective March 27, 2001. All of his stock options that were unexercisable on that date immediately expired. All of his stock options that were vested on his resignation date have since expired.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     Each of our named executive officers is a party to a retention agreement with us providing for certain benefits in the event that his employment terminates involuntarily within nine months following a change in control. These benefits include (i) a severance payment equal to six months' salary, (ii) one year's vesting credit for stock options and restricted stock and (iii) six months' paid group health benefits. A change in control is defined to include, among other things, the acquisition of 50% of our common stock or voting power and our liquidation or dissolution.

     David Oppenheimer is party to an employment agreement dated July 29, 1999. If, within twelve months after we undergo a change in control, Mr. Oppenheimer's employment is terminated without cause or he terminates his employment as a result of a reduction in his compensation, a change in his responsibilities or refusal of the successor company to assume our responsibilities under his employment agreement, 50% of his unvested shares will become vested as of the date of his termination of employment. A change of control is defined as a merger or reorganization in which we are not the surviving corporation, our transfer of all or substantially all of our assets, our liquidation or dissolution, or if any person becomes the beneficial owner of 50% or more of our voting stock.

     We recently signed a severance agreement with James Wahlstrom, whose employment with us ended effective March 27, 2001, pursuant to which we paid Mr. Wahlstrom fourteen weeks' severance. All of Mr. Wahlstrom's unvested stock options expired upon his termination of employment and his vested stock options expired unexercised a month later.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of our compensation committee is an officer or employee of Digital Impact. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has such an interlocking relationship existed in the past.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

COMPENSATION PHILOSOPHY

     As a high-level strategy guideline, we seek to grow our business while attracting and retaining quality executives and managers. As such, the compensation committee has designed our executive compensation program to align with the achievement of our financial goals and key business objectives. During our fiscal year ended March 31, 2001, we sought to attract high caliber new members to the management team, as well as to secure the continued participation of critical members of the existing management team. During our fiscal year ended March 31, 2001, David Kleinberg joined the management team as our Sr. Vice President, Marketing.

COMPONENTS OF EXECUTIVE COMPENSATION AT DIGITAL IMPACT

     Compensation for our executive officers generally consists of base salary, annual bonus incentive and equity-based incentives. The compensation committee assesses the past performance and anticipated future contribution of each executive officer in establishing the total amount and mix of each element of compensation.

  Base Salary

     The salaries of the executive officers, including that of our chief executive officer, are determined annually with reference to surveys of salaries paid to executives with similar responsibilities at comparable companies in the high technology industry. In addition to analyzing competitive data, the compensation committee makes discretionary and subjective determinations of appropriate compensation amounts to reflect our philosophy of paying for performance. The compensation committee places considerable weight upon the recommendations of the chief executive officer in the case of the other executive officers. However, all awards of compensation are ultimately based upon the compensation committee's judgment regarding the need to incentivize and retain the particular executive, taking into account the individual's contributions to our long-term profitability and return to stockholders.

     During our fiscal year ended March 31, 2001, we increased the salaries of four of our current executive officers, both as a reward for continuing contribution and performance and in order to bring their salaries in line with executives of similar employers. We raised the salaries of our executives as follows: Chief Executive Officer: from $200,000 to $225,000; Chief Technology
Officer: from $175,000 to $200,000; Chief Financial Officer: from $225,000 to $235,000; and Sr. Vice President, Engineering and Operations: from $175,000 to $200,000.

  Annual Bonus Incentive

     The compensation committee determined that no bonuses would be paid to any employees of the company, including executive officers, for our fiscal year ended March 31, 2001.

  Equity-Based Incentives

     Stock options and restricted stock are designed to align the interests of executives with the long-term interests of the stockholders. The compensation committee believes that stock options and restricted stock directly motivate our executive officers to maximize long-term stockholder value. The options and restricted stock utilize vesting periods in order to encourage our executives to continue in our employ. The compensation committee determines the number of options or shares to grant to a particular executive officer based on our business plans, the executive's level of responsibility, individual performance, historical award data and competitive practices for comparable positions in similar companies.

     We have never granted stock options to either Mr. Park or Mr. Capiel, each of whom has significant holdings of our common stock which are subject to a repurchase right which lapses on a monthly basis over a four-year period that commenced in November 1997. By November 2001, all of these shares will be vested. In addition, in an effort to provide greater retention incentive to executive officers while preserving cash, the compensation committee approved the grant of restricted stock to all of the Company's executive officers employed by the Company at the end of our 2001 fiscal year, vesting half upon grant and half in September 2001, including a grant to our chief executive officer of 75,000 shares of restricted stock. Further details regarding grants of restricted stock and stock options may be found in the tables in this Proxy Statement in the section entitled "EXECUTIVE COMPENSATION."

IMPACT OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

     As a company with publicly traded securities, we are subject to Section 162(m) of the Internal Revenue Code, which limits the deductibility of certain compensation payments to our executive officers. This section also provides for certain exemptions to the limitations, specifically compensation that is "performance-based" within the meaning of Section 162(m). The compensation committee has generally endeavored to structure our executive compensation plans to achieve deductibility under Section 162(m) with minimal sacrifice in flexibility and objectives. However, deductibility is not the sole factor used in designing and determining appropriate compensation. The compensation committee may, in the future, enter into compensation arrangements that are not deductible under Section 162(m).

                                          Ruthann Quindlen
                                          Michael Brown

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return to our stockholders, the Nasdaq Composite Index and the JP Morgan H&Q Internet Index. The graph assumes that $100 was invested in our common stock and in each index on November 22, 1999, the date of our initial public offering, and assumes the reinvestment of dividends. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

TOTAL RETURN TO STOCKHOLDERS

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
                       11/22/99   12/31/99   3/31/00   06/30/00   09/29/00   12/29/00   03/30/01   05/17/01
-----------------------------------------------------------------------------------------------------------
 DIGI                    $100       $334      $237       $ 94       $ 44       $16        $ 9        $13
 NASDAQ Composite
  Index                  $100       $120      $135       $117       $108       $73        $54        $65
 JP Morgan H&Q
  Internet Index         $100       $142      $149       $110       $106       $55        $34        $45
-----------------------------------------------------------------------------------------------------------

                             STOCKHOLDER PROPOSALS

     Stockholders may submit proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals in writing to our Secretary in a timely manner. In order to be included in our proxy materials for our annual meeting of stockholders to be held in 2002, stockholder proposals must be received by our Secretary no later than February 25, 2002. Proposals received after that date will not be eligible for inclusion in our proxy statement for next year's annual meeting.

     In accordance with the advance notice provisions set forth in our bylaws, proposals submitted after February 25, 2002, but on or before May 2, 2002, may be eligible for consideration at next year's annual meeting, but will not be eligible for inclusion in the proxy statement for that meeting. Any proposal received after May 2, 2002 will be considered untimely for our 2002 annual meeting. A copy of the full text of the bylaw provision described above may be obtained by writing to our Secretary.

     In all cases, proposals for our 2002 annual meeting must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to Digital Impact, Inc., 177 Bovet Road, Suite 200, San Mateo, California, 94402, Attention: Secretary.

     The board of directors knows of no matters other than those listed in the attached Notice of Annual Meeting of Stockholders that are likely to be brought before the 2001 annual meeting. However, if any other matter properly comes before the 2001 annual meeting or any adjournment or postponement thereof, the attached proxy card grants the proxy holders discretionary authority to vote on that matter.

                                          By Order of the Board of Directors,

                                          /s/ KENNETH HIRSCHMAN
                                          Kenneth Hirschman
                                          Vice President, General Counsel and
                                          Secretary

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

MISSION STATEMENT

     The audit committee will assist the board of directors in fulfilling its oversight responsibilities. The audit committee will review the financial reporting process, the system of internal control, the audit process, and the company's process for monitoring compliance with laws and regulations and with the code of conduct. In performing its duties, the committee will maintain effective working relationships with the board of directors, management, and the internal and external auditors. To effectively perform his or her role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the company's business, operations, and risks.

ROLES AND RESPONSIBILITIES

  INTERNAL CONTROL

     - Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal control and ensuring that all individuals possess an understanding of their roles and responsibilities

     - Focus on the extent to which internal and external auditors review computer systems and applications, the security of such systems and applications, and the contingency plan for processing financial information in the event of a systems breakdown

     - Gain an understanding of whether internal control recommendations made by internal and external auditors have been implemented by management

     - Ensure that the external auditors keep the audit committee informed about fraud, illegal acts, deficiencies in internal control, and certain other matters

  FINANCIAL REPORTING

     General

     - Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements

     - Ask management and the internal and external auditors about significant risks and exposures and the plans to minimize such risks

     Annual Financial Statements

     - Review the annual financial statements and determine whether they are complete and consistent with the information known to committee members; assess whether the financial statements reflect appropriate accounting principles

     - Pay particular attention to complex and/or unusual transactions such as restructuring charges and derivative disclosures

     - Focus on judgmental areas such as those involving valuation of assets and liabilities and other commitments and contingencies

     - Meet with management and the external auditors to review the financial statements and the results of the audit

     - Consider management's handling of proposed audit adjustments identified by the external auditors

     - Review the MD&A and other sections of the annual report before its release and consider whether the information is adequate and consistent with members' knowledge about the company and its operations

     - Ensure that the external auditors communicate certain required matters to the committee

     Interim Financial Statements

     - Be briefed on how management develops and summarizes quarterly financial information

     - Meet with management and, if a pre-issuance review was completed, with the external auditors, either telephonically or in person, to review the interim financial statements and the results of the review (this may be done by the committee chairperson or the entire committee)

     - To gain insight into the fairness of the interim statements and disclosures, obtain explanations from management and from the internal and external auditors on whether:

      - Actual financial results for the quarter or interim period varied significantly from budgeted or projected results

      - Changes in financial ratios and relationships in the interim financial statements are consistent with changes in the company's operations and financing practices

      - Generally accepted accounting principles have been consistently applied

      - There are any actual or proposed changes in accounting or financial reporting practices

      - There are any significant or unusual events or transactions

      - The company's financial and operating controls are functioning effectively

      - The company has complied with the terms of loan agreements or security indentures

      - The interim financial statements contain adequate and appropriate disclosures

     - Ensure that the external auditors communicate certain required matters to the committee

  COMPLIANCE WITH BLUE RIBBON RECOMMENDATIONS

     - Ensure all audit committee members are independent within the guidelines given.

     - Have the audit committee consisting of at least three members

     - Ensure each member is financially literate or becomes financially literate within a reasonable time after appointment.

     - Have at least one member with accounting or related financial management expertise.

     - Have this charter approved by the full Board and reviewed and reassessed on an annual basis.

     - Include a copy of this Charter as an Appendix to the company's proxy statement at least once every three years and ensure disclosure will be given in the proxy statement each year as to whether the audit committee members are independent and by which definition.

     - Understand that the audit committee, along with the board of directors have ultimate responsibility for selecting, evaluating and replacing the external auditors.

     - Take appropriate action in response to the external auditors' report to ensure the independence of the external auditors and discuss with the external auditors any disclosed relationships or services which may impact the external auditors independence and objectivity.

     - Discuss with the external auditors their judgments about the quality of the company's accounting principles as applied in its financial reporting.

     - Include a letter from the audit committee in the company's annual report to stockholders and Form 10-K annual report disclosing:

      - that management has reviewed the audited financial statements with the audit committee, including a discussion of the quality of accounting principles applied and significant judgements made

      - that these have also been discussed by the audit committee with the external auditors along with any other matters required under Statement of Auditing Standards No. 61

      - that the members of the audit committee have discussed these among themselves without management

      - whether the audit committee, based on discussions with management and the external auditors have become aware of any material misstatements or omissions in the financial statements

      - whether that audit committee recommended to the board of directors that the audited financial statements be included in the company's annual report on Form 10-K.

      - that the audit committee has received from the external auditors disclosures regarding the auditors' independence required by Independence Board Standard No. 1.

     - Discuss with the external auditors the results of the Statement of Auditing Standards No. 71 review prior to the filing of the Form 10-Q each quarter and preferably prior to any public announcement of financial results.

  COMPLIANCE WITH LAWS AND REGULATIONS

     - Review the effectiveness of the system for monitoring compliance with laws and regulations, and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities

     - Periodically obtain updates from management, general counsel, and tax director regarding compliance

     - Be satisfied that all regulatory compliance matters have been considered in the preparation of the financial statements

     - Review the findings of any examinations by regulatory agencies, such as the Securities and Exchange Commission

  COMPLIANCE WITH CODE OF CONDUCT

     - Ensure that a code of conduct is formalized in writing and that all employees are aware of it

     - Evaluate whether management is setting the appropriate tone at the top by communicating the importance of the code of conduct and the guidelines for acceptable business practices

     - Review the program for monitoring compliance with the code of conduct

     - Periodically obtain updates from management and general counsel regarding compliance

  EXTERNAL AUDIT

     - Review the external auditors' proposed audit scope and approach

     - Review the performance of the external auditors and recommend to the board of directors the appointment or discharge of the external auditors

     - Review and confirm the independence of the external auditors by reviewing the non audit services provided and reviewing and discussing with the external auditors their annual communication of all relationships between the external auditors and the company that could be considered to bear on the independence of the external auditors, in accordance with professional standards

  OTHER RESPONSIBILITIES

     - Meet with the external auditors, director of internal audit and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately

     - Ensure that significant findings and recommendations made by the internal and external auditors are received and discussed on a timely basis

     - Review, with the company's counsel, any legal matters that could have a significant impact on the company's financial statements

     - Review the policies and procedures in effect for considering officers' expenses and perquisites

     - If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist

     - Perform other oversight functions as requested by the full board

     - Review and update the charter; receive approval of changes from the board

  REPORTING RESPONSIBILITIES

     - Regularly update the board of directors about committee activities and make appropriate recommendations

                          [DIGITAL IMPACT, INC. LOGO]

                              [FRONT OF PROXY CARD]

                                   Detach Here

                                      PROXY

                              DIGITAL IMPACT, INC.

                  PROXY FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                        DIRECTORS OF DIGITAL IMPACT, INC.

The undersigned stockholder of Digital Impact, Inc., a Delaware corporation ("Digital Impact"), hereby appoints WILLIAM PARK, DAVID OPPENHEIMER and KENNETH HIRSCHMAN as proxies for the undersigned, with full power of substitution, to attend the 2001 Annual Meeting of Stockholders of Digital Impact to be held on Tuesday, July 31, 2001 at the Crowne Plaza Hotel, 1221 Chess Drive, Foster City, California, commencing at 1:00 p.m. local time and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present. The undersigned hereby revokes any proxy previously given with respect to such shares.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL HAVE AUTHORITY TO VOTE FOR THE NOMINEES FOR DIRECTOR AND FOR THE PROPOSAL.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.


--------------------------------------------------------------------------------
                                SEE REVERSE SIDE
--------------------------------------------------------------------------------

                              [BACK OF PROXY CARD]

                                   Detach Here

          PLEASE MARK
   [X]    VOTES AS IN
          THIS EXAMPLE


          1.  Election of Class II Director:

       Nominee: (01) Ruthann Quindlen

          FOR THE                    WITHHELD
          NOMINEE    [ ]        [ ]  FROM THE
                                     NOMINEE

          2. To ratify the reappointment by Digital Impact's board of directors of PricewaterhouseCoopers LLP to serve as Digital Impact's independent accountants for the fiscal year ending March 31, 2002.

          FOR      [  ]
          AGAINST  [  ]
          ABSTAIN  [  ]


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR AND FOR THE PROPOSAL AND OTHERWISE IN THE DISCRETION OF THE PROXIES AT THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation, please give your full title under your signature.


Signature:                                Date:
           ------------------------------       -------------------------------

Signature:                                Date:
           ------------------------------       -------------------------------